THIRD AMENDMENT
                                     TO
                       RESTATED ACE HARDWARE CORPORATION
                     RETIREMENT BENEFITS REPLACEMENT PLAN

                         (Adopted on December 8, 1999)

        THIS THIRD AMENDMENT to the RESTATED ACE HARDWARE CORPORATION RETIREMENT BENEFITS REPLACEMENT PLAN is hereby entered on this 8th day of December, 1999 and effective as set forth herein:


                             W I T N E S S E T H :
                             - - - - - - - - - -

        WHEREAS, the Company adopted a Retirement Benefits Replacement Plan on October 1, 1985 and restated the Plan on December 7, 1993; and

        WHEREAS, Effective January 1, 1997 the profit sharing component was divided into two plans, Employees' Profit Sharing Plan and the Employees' Money Purchase Plan; and

	WHEREAS, the Company has amended this Plan to provide for participation by certain officers and key employees of the corporation specifically named in the Plan as Participants therein;

	NOW, THEREFORE, the Ace Hardware Corporation Retirement Benefits Replacement Plan is amended to combine the Employees' Profit Sharing Plan and the Employees' Money Purchase Plan within the term Profit Sharing Plan, and to add certain named officers and key employees of the corporation as Participants in the Plan and to restate Article III, Plan Participation, as follows:

1. Effective January 1, 1997, the first sentence of Article I shall be amended to read as follows:

                                      I
                                      -

                                   PURPOSE
                                   -------

	The purpose of this Retirement Benefits Replacement Plan is to continue to provide on an un-funded basis for certain participants in the Ace Hardware Corporation Employees' Profit Sharing Plan and the Employees' Money Purchase Plan collectively called the ("Profit Sharing Plan") and the Ace Hardware Corporation Employees' Pension Plan ("Pension Plan") retirement benefits equal to the amounts by which the benefits they would have been entitled to receive under the Profit Sharing Plan and Pension Plan are reduced by reason of the limitations on contributions and benefits imposed by Section 415 of the Internal Revenue Code of 1986 ("Code"), the limitations on compensation imposed by Section 401 (a) (17) of the Code, or by any future federal legislation which limits compensation or benefits (the "Limitations").

2.  Effective January 1, 2000, Article III shall be amended to read as follows:

                                     III
                                     ---

                              PLAN PARTICIPATION
                              ------------------

	Participation in this Plan shall be exclusively limited to any officer or key employee who is designated as a Participant by the Board of Directors of Ace Hardware Corporation ("Board") and whose benefits under any of the Profit Sharing Plan, Money Purchase Plan and the Pension Plan are reduced by reason of the Limitations. Effective as of January 1, 2000, the following individuals shall become or continue to be Participants hereunder:

                   David F. Hodnik         David W. League
                   Paul M. Ingevaldson     David F. Myer
                   Rita D. Kahle           Fred J. Neer
                   Michael C. Bodzewski    William J. Bauman
                   Lori L. Bossmann        Kenneth L. Nichols
                   Ray A. Griffith         Daniel C. Prochaska